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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2000

                             PRIME SUCCESSION, INC.
             (Exact name of registrant as specified in its charter)

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                                   333-14599
                                  (Commission
                                  File Number)

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
                   DELAWARE                                      13-3904211
       (State or Other Jurisdiction of                        (I.R.S. Employer
        Incorporation or Organization)                      Identification No.)
        3940 OLYMPIC BLVD., SUITE 500
              ERLANGER, KENTUCKY                                   41018
   (Address of principal executive offices)                      (Zip Code)
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                                 (606) 746-6800
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

     On January 31, 2000, Prime Succession, Inc. (the "Company") and Prime Succession Holdings, Inc. ("Holdings") entered into a Limited Waiver and Forebearance Agreement to Credit Agreement, with certain financial institutions signatories thereto, Goldman, Sachs & Co., as syndication agent and arranging agent, and The Bank of Nova Scotia, as administrative agent (collectively, the "Lenders"), pursuant to which the Lenders have agreed to waive certain conditions to certain additional borrowings and forbear from exercising certain rights and remedies in connection with certain defaults under that certain Credit Agreement, dated as of August 26, 1996 (the "Credit Agreement"), by and among the Company, Holdings, and the Lenders, through March 15, 2000 (the "Limited Waiver and Forebearance Agreement"). There can be no assurance that the Company will be able to secure from the Lenders a further waiver and Forebearance beyond March 15, 2000. As reported earlier, pursuant to a Limited Waiver and Amendment to Credit Agreement, dated as of November 12, 1999, by and among the Company, Holdings and the Lenders, the Lenders granted the Company a conditional waiver of non-compliance of certain covenants set forth in the Credit Agreement until January 31, 2000. The Limited Waiver and Forebearance Agreement is attached hereto as Exhibit 10.4(c).

     As required under the Limited Waiver and Forebearance Agreement, on or about February 8, 2000, The Bank of Nova Scotia, as administrative agent under the Credit Agreement, delivered to United States Trust Company of New York, as trustee (the "Trustee") under that certain Indenture dated as of August 15, 1996 (the "Indenture") entered into between the Company and the Trustee with respect to the Company's 10 3/4% Senior Subordinated Notes due 2004 in the principal amount of $100,000,000, a Payment Blockage Notice pursuant to Section 10.03(b) of the Indenture. As a consequence, the Company may not make payments of any kind on the Senior Subordinated Notes, including the semiannual interest payment due February 15, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  None.

     (b)  None.

     (c)  Exhibits.

          10.4(c) Limited Waiver and Forebearance Agreement to Credit Agreement dated January 31, 2000 entered into by and among Prime Succession, Inc. (formerly known as Prime Succession Acquisition Corp.), Prime Succession Holdings, Inc. (formerly known as Prime Succession, Inc.), the Financial Institutions listed therein, Goldman Sachs Credit Partners, L.P., as syndication agent and arranging agent, and The Bank of Nova Scotia, as administrative agent.

SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                          PRIME SUCCESSION, INC.

                                          /s/ ARTHUR J. ANSIN
                                          ------------------------
                                          Arthur J. Ansin
                                          Chief Financial Officer,
                                          Secretary and Treasurer

February 11, 2000
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                               INDEX OF EXHIBITS

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
(A) EXHIBIT
   NUMBER                           DOCUMENT DESCRIPTION
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
     10.4(c) Limited Waiver and Forebearance Agreement to Credit Agreement dated January 31, 2000 entered into by and among Prime Succession, Inc. (formerly known as Prime Succession Acquisition Corp.), Prime Succession Holdings, Inc. (formerly known as Prime Succession, Inc.), the Financial Institutions listed therein, Goldman Sachs Credit Partners, L.P., as syndication agent and arranging agent, and The Bank of Nova Scotia, as administrative agent.
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